SELIGMAN
                               ==================
                                     SELECT
                               ==================
                                    MUNICIPAL
                                   FUND, INC.

                                [Graphic Omitted]

                                     [LOGO]

                                 MID-YEAR REPORT
                                  JUNE 30, 2001

================================================================================
TO THE STOCKHOLDERS

For the six months ended June 30, 2001, Seligman Select Municipal Fund delivered a strong total return of 6.37%, based on market price, and 2.45%, based on net asset value. The Fund's annualized yield on June 30, 2001, based on current market price, was 6.01%. For investors in higher tax brackets, the Fund may be particularly attractive -- at period-end, it offered a taxable equivalent yield of 9.87%, based on a federal tax bracket of 39.1%.

During the first half of 2001, the US economy experienced continued economic sluggishness, most notably in the areas of industrial production and corporate spending. Corporate earnings had been weakening since late 2000, and this trend continued in 2001, caused largely by a decline in demand both in the US and abroad, and made worse by the strength of the US dollar.

The Federal Reserve Board has confronted the economic slowdown head-on, cutting the federal funds rate six times in six months, for a total of 275 basis points. The Fed has indicated that continued low inflation gives it the flexibility to lower rates further in order to encourage economic growth. In our view, the Fed's actions, along with continued strength in consumer spending and lower energy prices, bode well for a resumption of growth by early 2002.

US Treasury bonds were fairly volatile during the past six months. The yield on the one-year Treasury bill fell sharply as the Fed lowered interest rates. At the beginning of the period under review, the one-year bill yielded 5.32%; by the end of the period, it was yielding 3.72%. The 10-year US Treasury note, considered a benchmark by many investors, saw its yield fluctuate significantly in response to changing investor perceptions about the state of the economy and the Fed's next moves.

During the same time, long-term municipal yields, as measured by the Bond Buyer 20-Bond General Obligation Index, fluctuated between a high of 5.34% and a low of 5.00%, evidence of the fact that municipal bonds were less volatile than Treasury bonds. Municipal bonds have retained their popularity among investors because they offer both highly competitive taxable equivalent yields and more stability than the equity market. Overall municipal supply increased during this first half of 2001, as bond issuers took advantage of lower interest rates, while demand for municipal bonds remained strong.

Looking ahead, we believe that the Fed will ultimately succeed in steering the economy away from its current slowdown and toward a resumed expansion. We feel equally optimistic about the prospects for the municipal market, and do not believe that the recent federal tax cut is large enough to decrease the attractiveness of municipal bonds to taxable investors. It is gratifying to be in an asset class that has enjoyed positive overall price stability and returns, while the stock market has experienced volatility and generally negative returns.

We thank you for your continued support of Seligman Select Municipal Fund. A discussion with your Portfolio Manager, as well as the Fund's performance history and financial statements, including a portfolio of investments, follows this letter.


By order of the Board of Directors,

/s/ William C. Morris
---------------------
William C. Morris
Chairman

                                                             /s/ Thomas G. Moles
                                                             -------------------
                                                                 Thomas G. Moles
                                                                       President

August 10, 2001

================================================================================
INTERVIEW WITH YOUR PORTFOLIO MANAGER, THOMAS G. MOLES

[Graphic Omitted]
SELIGMAN MUNICIPALS TEAM: (FROM LEFT) EILEEN COMERFORD, AUDREY KUCHTYAK, THERESA BARION, DEBRA MCGUINNESS, THOMAS G. MOLES (PORTFOLIO MANAGER)

WHAT ECONOMIC AND MARKET FACTORS AFFECTED SELIGMAN SELECT MUNICIPAL FUND DURING THE FIRST HALF OF 2001?

     The municipal bond market rally strengthened during the fourth quarter of 2000 and continued into 2001. By mid-January, long-term municipal yields had fallen to their lowest level in two years before moving modestly higher and settling into a narrow trading range. During the first half of 2001, long-term municipal yields, as measured by the Bond Buyer 20-Bond General Obligation Index, fluctuated between a high of 5.34% and a low of 5.00%. Favorable interest rates spurred a healthy increase in municipal new issue supply throughout the first half of 2001. Total issuance rose 39% over the same period a year earlier. Lower yields also had a significant impact on the volume of refunding bonds, which increased nearly 300% compared with the first half of 2000. Within the various sectors of the municipal market, the largest increases occurred in electric power and education bonds, while issuance in the housing and health care sectors declined. Health care downgrades continued to outpace upgrades; this sector appears to be stabilizing, however. The utility sector experienced a sharp rise in rating downgrades due to the downgrade of the National Rural Utilities Cooperative Finance Corporation. Most power plants currently under construction or planned for the near future are being built by the power companies themselves and, therefore, will be financed with corporate debt, not tax-exempt debt. Year-to-date, most municipal utility issuance has been for the purpose of retiring outstanding debt, not for new construction.

     Among individual states, supply varied widely. California remains the number-one-ranked state, issuing $17 billion of municipal securities during the period. Washington achieved the largest percentage increase -- up an impressive 253%. Several states bucked the trend and experienced a decrease in issuance. New Jersey, generally among the top ten issuers, saw supply drop 46%, causing its ranking to fall to number 16 from number six. Overall, municipal credit rating upgrades exceeded downgrades by a ratio of 1.7 to 1. California experienced downgrades during the period under review, but the decade-long expansion has enabled many states and municipalities to build up budget surpluses, which has helped mitigate the effects of the weak economy.

     Equity market volatility and economic uncertainty sparked renewed interest in municipal investments during the past six months. Increasingly, investors found the municipal market's record of safety and stability appealing, and the demand for municipal securities kept pace with the robust supply. Additionally, high-quality, long-term municipal bonds continued to offer a significant yield advantage compared to the after-tax yields of Treasury bonds. The relative attractiveness of municipal bonds is the result of a continuation of narrow yield spreads between municipals and Treasuries over the past six months.

WHAT WAS YOUR INVESTMENT STRATEGY DURING THIS PERIOD?

     During the past six months, our principal focus has been to maximize Seligman Select Municipal Fund's dividend distribution, which has declined over the years due to the loss of higher-yielding issues through bond calls and portfolio activity. New Fund purchases were limited to bonds with maturities of 30 years or longer; this is because the long end of the municipal yield curve continues to provide the highest yields. In

================================================================================
INTERVIEW WITH YOUR PORTFOLIO MANAGER, THOMAS G. MOLES

addition, during periods of declining interest rates, long-term bonds generally appreciate more in price than shorter-term bonds. We increased holdings in the housing sector due to the attractive yields available during the period. Housing bonds currently represent 10% of the Fund's assets. Since the beginning of the year, we have continued our efforts to reduce the call exposure of the Fund. We reduced short-call bonds and replaced them with those offering greater call protection. Currently, just 8% of the Fund's portfolio is callable through 2003. Finally, the Fund's Common Stockholders benefited from a steepening of the municipal yield curve, as compared to taxable yields. As the yield spread between the Fund's investment income and the rates paid to Preferred Stockholders widened, the stability of the Fund's dividend improved.

WHAT IS YOUR OUTLOOK?

     During the past six months, the Federal Reserve Board has acted aggressively to stimulate economic growth and to prevent a recession. While it may be too early to conclude that the economy is out of danger, the latest economic releases suggest that the worst of the downturn may be over. The Fed's June 27 rate cut was smaller than many had expected, suggesting that the Fed, too, is optimistic that conditions will improve. Going forward, we anticipate that economic growth will remain comfortably below its non-inflationary potential, which should keep long-term municipal yields stable for the remainder of the year. New issue supply will likely slow from the robust pace of the first half of 2001, but it should remain strong. Because of the continued narrow yield spreads between municipal and Treasury bonds, we anticipate that the federal tax cut will have only a modest impact on the municipal market, and will not dampen demand. A continuation of the positive municipal fundamentals that have characterized the market over the past six months should prompt an even greater number of investors to consider diversifying their portfolios and reallocating assets into municipal bonds. We believe municipal bonds will continue to play an important role in helping investors achieve their long-term investment goals.

================================================================================
INVESTMENT RESULTS PER COMMON SHARE

--------------------------------------------------------------------------------
TOTAL RETURNS*
FOR PERIODS ENDED JUNE 30, 2001

                                                                         Average Annual
                                                                -------------------------------
                                       Three        Six          One          Five         Ten
                                      Months       Months        Year         Years       Years
                                      ------       ------       -----         -----       -----
         Market Price**                1.10%        6.37%       16.25%        2.79%       5.87%
         Net Asset Value**             0.12%        2.45%       12.89%        6.72%       7.78%

PRICE PER SHARE
                                    June 30,        March 31,    December 31,
                                      2001            2001           2000
                                    --------        ---------    ------------
         Market Price                $10.20          $10.24         $9.875
         Net Asset Value              11.59           11.75          11.65

DIVIDEND AND CAPITAL GAIN INFORMATION
FOR THE SIX MONTHS ENDED JUNE 30, 2001
                                                            Capital Gain
                                                       -----------------------
                                      Dividends Paid+  Realized     Unrealized
                                      --------------   --------     ----------
                                         $0.307         $0.011       $0.595++

ANNUAL DISTRIBUTION RATE
The annualized distribution rate based on current market price at June 30, 2001, was 6.01%, which is equivalent to a taxable yield of 9.87% based on the maximum federal tax rate of 39.1%.
      --------------------------------------------------------------------

The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

*    Returns for periods of less than one year are not annualized.

** These rates of return reflect changes in the market price or net asset value, as applicable, and assume that all distributions within the period are invested in additional shares.

+ Preferred Stockholders were paid dividends at annual rates ranging from 3.05% to 4.85%. Earnings on the Fund's assets in excess of the Preferred dividend requirements constituted dividend income for Common Stockholders. A portion of dividends paid to Common Stockholders may be taxable as ordinary income.

++ Represents the per share amount of unrealized appreciation of portfolio securities as of June 30, 2001.

--------------------------------------------------------------------------------

================================================================================
PORTFOLIO OF INVESTMENTS                                           JUNE 30, 2001

---------------------------------------------------------------------------------------------------------------------
                               FACE                                                        RATINGS+
STATE                         AMOUNT                    MUNICIPAL BONDS                   MOODY'S/S&P    MARKET VALUE
---------------------------------------------------------------------------------------------------------------------
ALABAMA -- 6.2%            $10,000,000  Jefferson County Sewer Rev.
                                          (Capital Improvement Warrants),
                                          5.125% due 2/1/2039 ..........................    Aaa/AAA      $ 9,391,300

                             5,000,000  McIntosh Industrial Development Board,
                                          Environmental Facilities Rev. (CIBA Specialty
                                          Chemicals), 5.375% due 6/1/2028 ..............     A2/AA-        4,841,600

ALASKA -- 2.8%               2,395,000  Alaska Energy Authority Power Rev.
                                          (Bradley Lake Hydroelectric Project),
                                          6% due 7/1/2021 ..............................    Aaa/AAA        2,669,731

                             3,605,000  Alaska Housing Finance Corp. (Collateralized
                                          Home Mortgage Rev.), 7.65% due 6/1/2024 ......    Aaa/AAA        3,696,675

CALIFORNIA -- 16.4%          9,130,000  California Pollution Control Financing Authority
                                          Sewage and Solid Waste Disposal Facilities
                                          Rev. (Anheuser-Busch Project),
                                          5.75% due 12/1/2030* .........................     A1/A+         9,306,027

                             4,100,000  Foothill/Eastern Transportation Corridor Agency
                                          Toll Road Rev., 5.75% due 1/15/2040 ..........   Baa3/BBB-       3,994,548

                             4,000,000  San DiegoPublic Facilities Financing Authority
                                          Sewer Rev. Series 1999-A, 5% due 5/15/2029 ...    Aaa/AAA        3,826,000

                             5,700,000  San Diego Public Facilities Financing Authority
                                          Sewer Rev. Series 1999-B, 5% due 5/15/2029 ...    Aaa/AAA        5,444,070

                            10,000,000  San Francisco City and County Airports
                                          Commission Rev. (International Airport),
                                          6.30% due 5/1/2025* ..........................    Aaa/AAA       10,625,300

                             4,000,000  San Joaquin Hills Transportation Corridor Agency
                                          Rev. (Orange County Senior Lien Toll Road),
                                          6.75% due 1/1/2032(o) ........................    Aaa/AAA        4,303,120

GEORGIA -- 3.6%              7,965,000  Georgia Housing and Finance Authority Rev.
                                          (Single Family Mortgage), 6.10% due 6/1/2031*     AA2/AAA        8,254,607

ILLINOIS -- 3.3%             7,500,000  Chicago GOs, 5.50% due 1/1/2040 ................    Aaa/AAA        7,517,100


LOUISIANA -- 4.2%            8,070,000  Louisiana Public Facilities Authority Hospital
                                          Rev. (Southern Baptist Hospitals, Inc.
                                          Project), 8% due 5/15/2012++ .................    NR/AAA         9,654,383

MASSACHUSETTS -- 2.0%        4,000,000  Massachusetts Bay Transportation Authority
                                          General Transportation System Rev.,
                                          5.625% due 3/1/2026(o)........................    Aaa/AAA        4,357,480

MICHIGAN -- 0.9%             2,000,000  Kalamazoo Hospital Finance Authority Rev.
                                          (Bronson Methodist Hospital),
                                          5.50% due 5/15/2028 ..........................    Aaa/NR         2,014,660

MINNESOTA -- 1.1%            2,500,000  Minnesota Agricultural and Economic
                                          Development Board Rev. (The Evangelical
                                          Lutheran Good Samaritan Society Project),
                                          6.625% due 8/1/2025 ..........................     A3/A-         2,601,400

MISSOURI -- 2.6%             6,000,000  Missouri State Housing Development Commission
                                          Single Family-Mortgage Rev. (Homeownership
                                          Loan Program), 5.50% due 3/1/2033* ...........    NR/AAA         5,972,700

-------------
See footnotes on page 7.

================================================================================
PORTFOLIO OF INVESTMENTS (continued)

-------------------------------------------------------------------------------------------------------------------------
                               FACE                                                         RATINGS+
STATE                         AMOUNT                 MUNICIPAL BONDS                       MOODY'S/S&P       MARKET VALUE
-------------------------------------------------------------------------------------------------------------------------
NEW JERSEY -- 3.5%         $ 8,000,000  New Jersey Economic Development Authority
                                          Water Facilities Rev. (American Water Co. Inc.),
                                          5.375% due 5/1/2032* ............................  Aaa/AAA         $ 8,095,920
NEW YORK -- 9.5%            10,000,000  New York State Energy Research & Development
                                          Authority Electric Facilities Rev. (Consolidated
                                          Edison Co. NY Inc. Project), 6.10% due 8/15/2020   Aaa/AAA          10,765,400
                            10,000,000  New York State Thruway Authority General Rev.,
                                          6% due 1/1/2025(o) ..............................  Aaa/AAA          11,037,100
NEW YORK AND                 6,500,000  Port Authority of New York and New Jersey
  NEW JERSEY -- 3.0%                      (JFK International Air Terminal LLC Project
                                          Rev.), 5.75% due 12/1/2022* .....................  Aaa/AAA           6,831,435
OHIO -- 1.4%                 2,895,000  Cleveland Waterworks Improvement First
                                          Mortgage Rev., 5.75% due 1/1/2021(o).............  Aaa/AAA           3,181,952
                               105,000  Cleveland Waterworks Improvement First
                                          Mortgage Rev., 5.75% due 1/1/2021 ...............  Aaa/AAA             109,091
PENNSYLVANIA -- 7.1%         2,500,000  Allegheny County Airport Rev. (Greater Pittsburgh
                                          International Airport), 6.80% due 1/1/2010* .....  Aaa/AAA           2,591,900
                             3,000,000  Lehigh County Industrial Development Authority
                                          Pollution Control Rev. (Pennsylvania Power &
                                          Light Company Project), 6.15% due 8/1/2029 ......  Aaa/AAA           3,171,930
                            10,000,000  Philadelphia Airport Rev., 6.10% due 6/15/2025* ...  Aaa/AAA          10,449,700
SOUTH CAROLINA -- 2.2%       5,000,000  South Carolina Ports Authority Rev., 5.30%
                                          due 7/1/2026* ...................................  Aaa/AAA           4,921,050
SOUTH DAKOTA -- 1.8%         3,990,000  South Dakota Housing Development Authority
                                          (Home ownership Mortgage Rev.),
                                          6.30% due 5/1/2030* .............................  Aa1/AAA           4,175,455
TENNESSEE -- 3.7%            8,000,000  Humphreys County Industrial Development Board
                                          Solid Waste Disposal Rev. (E.I. duPont de
                                          Nemours & Co. Project), 6.70% due 5/1/2024* .....  Aa3/AA-           8,458,320
TEXAS -- 11.0%               5,000,000  Dallas-Fort Worth International Airports Rev.,
                                          5.75% due 11/1/2030* ............................  Aaa/AAA           5,105,750
                             3,000,000  Houston Airport System Rev., 5.625%
                                          due 7/1/2030* ...................................  Aaa/AAA           3,019,980
                             4,000,000  Houston Higher Education Finance Corporation Rev.
                                          (Rice University Project), 5.375% due 11/15/2029   Aaa/AAA           3,979,560
                             5,000,000  Lower Neches Valley Authority Industrial
                                          Development Corp. Sewer Facilities Rev. (Mobil
                                          Oil Refining Corp. Project), 6.40% due 3/1/2030*   Aaa/AAA           5,253,500
                             7,500,000  Matagorda County Navigation District No. 1
                                          Pollution Control Rev. (Central Power and Light
                                          Co. Project), 6.125% due 5/1/2030* ..............  Aaa/AAA           7,841,700
VIRGINIA -- 1.8%             5,000,000  Pocahontas Parkway Association Toll Road Rev.
                                          (Route 895 Connector), 5.50% due 8/15/2028 ......  Baa3/BBB-         4,232,000

-------------
See footnotes on page 7.

================================================================================
                                                                   JUNE 30, 2001

------------------------------------------------------------------------------------------------------------------
                               FACE                                                     RATINGS+
STATE                         AMOUNT                 MUNICIPAL BONDS                   MOODY'S/S&P    MARKET VALUE
------------------------------------------------------------------------------------------------------------------
WASHINGTON -- 9.2%         $ 4,795,000  Chelan County Public Utility District No. 001
                                          (Chelan Hydro Consolidated System Rev.),
                                          6.25% due 7/1/2017* .......................... Aaa/AAA      $  5,150,597
                             5,000,000  Chelan County Public Utility District No. 001
                                          (Chelan Hydro Consolidated System Rev.),
                                          6.35% due 7/1/2028* .......................... Aaa/AAA         5,350,200
                            10,000,000  King County Sewer GOs, 6.125% due 1/1/2033 ..... Aaa/AAA        10,443,500
                                                                                                      ------------
TOTAL MUNICIPAL BONDS (Cost $214,732,545) -- 97.3%..............................................       222,636,741
VARIABLE RATE DEMAND NOTES (Cost $2,700,000) -- 1.2%............................................         2,700,000
OTHER ASSETS LESS LIABILITIES -- 1.5%...........................................................         3,517,731
                                                                                                      ------------
NET INVESTMENT ASSETS -- 100.0%.................................................................      $228,854,472
                                                                                                      ============

-------------
* Interest income earned from this security is subject to the federal alternative minimum tax.
+    Ratings have not been audited by Deloitte & Touche LLP.
++   Escrowed-to-maturity security.
(o)  Pre-refunded security.
See Notes to Financial Statements.

================================================================================
STATEMENT OF ASSETS AND LIABILITIES                                JUNE 30, 2001

ASSETS:
Investments at value:
   Long-term holdings (cost $214,732,545) .........................................   $ 222,636,741
   Short-term holdings (cost $2,700,000) ..........................................       2,700,000    $ 225,336,741
                                                                                      -------------

Cash ..............................................................................................          107,034
Interest receivable ...............................................................................        3,620,717
Expenses prepaid to stockholder service agent .....................................................           15,653
Other .............................................................................................           59,601
                                                                                                       -------------
TOTAL ASSETS ......................................................................................      229,139,746
                                                                                                       -------------
LIABILITIES:
Accrued expenses and other ........................................................................          285,274
                                                                                                       -------------
NET INVESTMENT ASSETS .............................................................................      228,854,472
Preferred Stock ...................................................................................       75,000,000
                                                                                                       -------------
NET ASSETS FOR COMMON STOCK .......................................................................    $ 153,854,472
                                                                                                       =============
NET ASSETS PER SHARE OF COMMON STOCK (Market Value $10.20) ........................................           $11.59
                                                                                                              ======

COMPOSITION OF NET INVESTMENT ASSETS:
Preferred Stock Series A, $.01 par value, liquidation preference and asset coverage per share--$100,000 and $305,139, respectively; Shares authorized,
   issued and outstanding--375 ....................................................................    $  37,500,000
Preferred Stock Series B, $.01 par value, liquidation preference and asset coverage per share--$100,000 and $305,139, respectively; Shares authorized, issued and
   outstanding--375 ...............................................................................       37,500,000
Common Stock, $.01 par value: Shares authorized--49,999,250; issued and
   outstanding--13,278,802 ........................................................................          132,788
Additional paid-in capital ........................................................................      145,847,964
Dividends in excess of net investment income ......................................................         (100,990)
Undistributed net realized gain ...................................................................           70,514
Net unrealized appreciation of investments ........................................................        7,904,196
                                                                                                       -------------
NET INVESTMENT ASSETS .............................................................................    $ 228,854,472
                                                                                                       =============

-------------
See Notes to Financial Statements.

================================================================================
STATEMENT OF OPERATIONS                   FOR THE SIX MONTHS ENDED JUNE 30, 2001

INVESTMENT INCOME:
INTEREST ............................................................      $ 6,405,740

EXPENSES:
Management fee ........................................   $   626,319
Stockholder account, transfer, and registrar services .       119,438
Preferred stock remarketing fee .......................        89,823
Stockholder reports and communications ................        44,311
Auditing and legal fees ...............................        40,995
Stockholders' meeting .................................        23,619
Custody and related services ..........................        18,636
Directors' fees and expenses ..........................        10,552
Miscellaneous .........................................         2,250
                                                          -----------
TOTAL EXPENSES ......................................................          975,943
                                                                           -----------
NET INVESTMENT INCOME ...............................................        5,429,797*

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments ......................       149,850
Net change in unrealized appreciation of investments ..    (1,026,518)
                                                          -----------
NET LOSS ON INVESTMENTS .............................................         (876,668)
                                                                           -----------
INCREASE IN NET INVESTMENT ASSETS FROM OPERATIONS ...................      $ 4,553,129
                                                                           ===========

-------------
* Net investment income available for Common Stock is $4,025,103, which is net of Preferred Stock dividends of $1,404,694.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS

                                                                     SIX MONTHS          YEAR
                                                                        ENDED            ENDED
                                                                      JUNE 30,        DECEMBER 31,
                                                                        2001              2000
                                                                    -------------    -------------
OPERATIONS:
Net investment income ...........................................   $   5,429,797    $  11,226,474
Net realized gain on investments ................................         149,850          440,877
Net change in unrealized appreciation/depreciation of investments      (1,026,518)      14,457,127
                                                                    -------------    -------------
INCREASE IN NET INVESTMENT ASSETS FROM OPERATIONS ...............       4,553,129       26,124,478
                                                                    -------------    -------------
DISTRIBUTIONS TO STOCKHOLDERS:
Net investment income:
   Preferred Stock, Series A (per share: $1,749.03 and $4,345.76)        (655,886)      (1,629,660)
   Preferred Stock, Series B (per share: $1,996.82 and $4,151.90)        (748,808)      (1,556,963)
   Common Stock (per share: $0.307 and $0.631) ..................      (4,070,419)      (8,375,896)
                                                                    -------------    -------------
   Total ........................................................      (5,475,113)     (11,562,519)
Dividends in excess of net investment income:
   Common Stock (per share: $0.017) .............................              --         (226,395)
Net realized gain on investments:
   Common Stock (per share: $0.045) .............................              --         (597,520)
                                                                    -------------    -------------
DECREASE IN NET INVESTMENT ASSETS FROM DISTRIBUTIONS ............      (5,475,113)     (12,386,434)
                                                                    -------------    -------------
CAPITAL SHARE TRANSACTIONS:
Value of shares of Common Stock issued for investment plan
   (23,791 and 57,959 shares) ...................................         247,824          551,332
Value of shares of Common Stock issued in payment of gain
   distribution (11,788 shares) .................................              --          117,425
Cost of shares purchased for investment plan
   (35,100 and 57,800 shares) ...................................        (366,899)        (553,365)
                                                                    -------------    -------------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS FROM
   CAPITAL SHARE TRANSACTIONS ...................................        (119,075)         115,392
                                                                    -------------    -------------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS ....................      (1,041,059)      13,853,436
NET INVESTMENT ASSETS:
Beginning of period .............................................     229,895,531      216,042,095
                                                                    -------------    -------------
END OF PERIOD (including dividends in excess of
   net investment income of $100,990 and $55,674, respectively) .   $ 228,854,472    $ 229,895,531
                                                                    =============    =============

-------------
See Notes to Financial Statements.

================================================================================
NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

A. SECURITY VALUATION -- All municipal securities and other short-term holdings maturing in more than 60 days are valued based upon quotations provided by an independent pricing service or, in their absence, at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings maturing in 60 days or less are generally valued at amortized cost.

B. FEDERAL TAXES -- The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Interest income is recorded on the accrual basis. The Fund amortizes all discounts and premiums on purchases of portfolio securities.

     As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discounts on portfolio securities for financial statement purposes. The cumulative effect of this accounting change is immaterial and had no impact on the total net investment assets of the Fund.

D. DISTRIBUTIONS TO STOCKHOLDERS-- Dividends and distributions paid by the Fund are recorded on the ex-dividend date.

          The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income, expense, or realized capital gain. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

2. PURCHASES AND SALES OF SECURITIES --

Purchases and sales of portfolio securities, excluding short-term investments, for the six months ended June 30, 2001, amounted to $6,000,000 and $2,909,920, respectively.

     At June 30, 2001, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $9,554,473 and $1,650,277, respectively.

3. DIVIDEND INVESTMENT PLAN -- Under the Fund's Charter, dividends or other distributions on the Common Stock cannot be declared unless the Fund can satisfy the requirements of two asset maintenance tests after giving effect to such distributions. The Fund has satisfied these tests.

     The Fund, in connection with its Dividend Investment Plan (the "Plan"), acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the six months ended June 30, 2001, 35,100 shares were purchased in the open market at a cost of $366,899, which represented a weighted average discount of 10.67% from the net asset value of those acquired shares. A total of 23,791 shares were issued to Plan participants during the period for proceeds of $247,824, a weighted average discount of 10.53% from the net asset value of those shares.

     The Fund may make additional purchases of its Common Stock in the open market and elsewhere at such prices and in such amounts as the Board of Directors may deem advisable. No such additional

================================================================================
NOTES TO FINANCIAL STATEMENTS

purchases were made during the six months ended June 30, 2001.

4. CAPITALIZATION -- The Fund is authorized to issue 50,000,000 shares of Capital Stock, par value $.01 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized to classify and reclassify any unissued shares of Capital Stock, and has reclassified 750 shares of unissued Common Stock as Preferred Stock.

     The Preferred Stock is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $100,000 per share plus any accumulated but unpaid dividends. The Preferred Stock is also subject to mandatory redemption at $100,000 per share plus any accumulated but unpaid dividends in April 2020 (Series A) and April 2022 (Series B) or if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in its Charter are not satisfied. The liquidation preference of the Preferred Stock is $100,000 per share plus accumulated and unpaid dividends.

     Dividends on each series of Preferred Stock are cumulative at a rate reset every 28 days based on the lowest rate which would permit the shares to be remarketed at $100,000 per share.

     The holders of Preferred Stock have voting rights equal to the holders of Common Stock (one vote per share) and generally will vote together with holders of shares of Common Stock as a single class. Voting as a separate class, holders of Preferred Stock are entitled to elect two of the Fund's directors.

5. MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager, is paid by the Manager. The Manager's fee, calculated daily and payable monthly, is equal to 0.55% per annum of the Fund's average daily net assets.

     Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $86,809, for stockholder account services.

     Certain officers and directors of the Fund are officers or directors of the Manager and/or Seligman Data Corp.

     The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at June 30, 2001, of $50,502 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

FINANCIAL HIGHLIGHTS

  The Fund's financial highlights are presented below. "Per share operating performance" data is designed to allow investors to trace the operating performance, on a per Common share basis, from the beginning net asset value to the ending net asset value, so that investors can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amount, based on average shares outstanding.
    "Total investment return" measures the Fund's performance assuming that investors purchased Fund shares at market value or net asset value as of the beginning of the period, invested dividends and capital gains paid, as provided for in the Fund's dividend investment plan, and then sold their shares at the closing market value or net asset value on the last day of the period. The computations do not reflect any sales commissions investors may incur in purchasing or selling Fund shares. The total investment returns for the periods of less than one year are not annualized.
    The ratios of expenses and net investment income to average net assets and to average net assets for Common Stock, for the periods presented, do not reflect the effect of dividends paid to Preferred Stockholders.


                                                      SIX MONTHS                       YEAR ENDED DECEMBER 31,
                                                         ENDED      ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:                        6/30/01       2000         1999         1998         1997        1996
                                                       ---------    ---------    ---------    ---------    ---------   ---------
NET ASSET VALUE, BEGINNING OF PERIOD ...............   $   11.65    $   10.62    $   12.29    $   12.33    $   12.16   $   12.51
                                                       ---------    ---------    ---------    ---------    ---------   ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..............................        0.42         0.85         0.87         0.90         0.96        1.02
Net realized and unrealized investment gain (loss) .       (0.06)        1.12        (1.63)        0.15         0.44       (0.29)
                                                       ---------    ---------    ---------    ---------    ---------   ---------
TOTAL FROM INVESTMENT OPERATIONS ...................        0.36         1.97        (0.76)        1.05         1.40        0.73
                                                       ---------    ---------    ---------    ---------    ---------   ---------
LESS DISTRIBUTIONS:
Dividends paid from net investment income
   on Preferred Stock ..............................       (0.11)       (0.24)       (0.19)       (0.21)       (0.21)      (0.20)
Dividends paid from net investment income
   on Common Stock .................................       (0.31)       (0.63)       (0.65)       (0.74)       (0.84)      (0.84)
Dividends in excess of net investment income paid
   on Common Stock .................................          --        (0.02)          --        (0.03)          --          --
Distributions from net realized gain ...............          --        (0.05)       (0.07)       (0.11)       (0.18)      (0.04)
                                                       ---------    ---------    ---------    ---------    ---------   ---------
TOTAL DISTRIBUTIONS ................................       (0.42)       (0.94)       (0.91)       (1.09)       (1.23)      (1.08)
                                                       ---------    ---------    ---------    ---------    ---------   ---------
NET ASSET VALUE, END OF PERIOD .....................   $   11.59    $   11.65    $   10.62    $   12.29    $   12.33   $   12.16
                                                       =========    =========    =========    =========    =========   =========
MARKET VALUE, END OF PERIOD ........................   $   10.20    $   9.875    $  8.9375    $ 12.5625    $ 13.9375   $   12.50
                                                       =========    =========    =========    =========    =========   =========
TOTAL INVESTMENT RETURN:
Based upon market value ............................        6.37%       18.78%      (23.76)%      (3.28)%      20.97%       7.49%
Based upon net asset value .........................        2.45%       17.93%       (7.42)%       6.98%       10.01%       4.48%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net investment assets ..........        0.86%+       0.84%        0.85%        0.88%        0.90%       0.86%
Expenses to average net assets for Common Stock ....        1.27%+       1.27%        1.26%        1.28%        1.32%       1.27%
Net investment income to average net
   investment assets ...............................        4.77%+       5.09%        5.02%        5.00%        5.35%       5.70%
Net investment income to average net assets for
   Common Stock ....................................        7.08%+       7.71%        7.45%        7.29%        7.87%       8.40%
Portfolio turnover .................................        1.31%       11.87%       16.72%       16.85%       27.83%      21.74%
NET INVESTMENT ASSETS, END OF PERIOD (000s omitted):
FOR COMMON STOCK ...................................    $ 153,854    $ 154,896    $ 141,042    $ 163,249    $ 162,985   $ 159,399
FOR PREFERRED STOCK ................................       75,000       75,000       75,000       75,000       75,000      75,000
                                                        ---------    ---------    ---------    ---------    ---------   ---------
TOTAL NET INVESTMENT ASSETS ........................    $ 228,854    $ 229,896    $ 216,042    $ 238,249    $ 237,985   $ 234,399
                                                        =========    =========    =========    =========    =========   =========

-------------
+ Annualized
See Notes to Financial Statements.

================================================================================
REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND STOCKHOLDERS,
SELIGMAN SELECT MUNICIPAL FUND, INC.:


We have audited the accompanying statement of assets and liabilities of Seligman Select Municipal Fund, Inc., including the portfolio of investments, as of June 30, 2001, and the related statements of operations for the six months then ended and of changes in net investment assets for the six months then ended and for the year ended December 31, 2000, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 2001, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Select Municipal Fund, Inc. as of June 30, 2001, the results of its operations, the changes in its net investment assets, and the financial highlights for all the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
August 10, 2001

================================================================================
PROXY RESULTS

Stockholders of Seligman Select Municipal Fund, Inc. voted on the following proposals at the Annual Meeting of Stockholders on May 17, 2001, in Baltimore, Maryland. The description of each proposal and number of shares voted are as follows:

ELECTION OF DIRECTORS:

Election by Holders of Preferred Shares and Common Shares:

                                                FOR           WITHHELD
                                            ----------        --------
   Alice S. Ilchman                         12,160,691        185,329
   Frank A. McPherson                       12,180,538        165,482
   Leroy C. Richie                          12,190,436        155,584
   Brian T. Zino                            12,196,602        149,418

RATIFICATION OF DELOITTE & TOUCHE LLP AS INDEPENDENT AUDITORS FOR 2001:

                                      FOR           AGAINST         ABSTAIN
                                   ----------      ---------       ---------

                                   12,180,508        65,264         100,248

================================================================================
EXECUTIVE OFFICERS

WILLIAM C. MORRIS
CHAIRMAN

THOMAS G. MOLES
PRESIDENT

EILEEN A. COMERFORD
VICE PRESIDENT

AUDREY G. KUCHTYAK
VICE PRESIDENT

THOMAS G. ROSE
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT AND TREASURER

FRANK J. NASTA
SECRETARY

--------------------------------------------------------------------------------
FOR MORE INFORMATION


MANAGER
J.& W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan &Cromwell


INDEPENDENT AUDITORS
Deloitte & Touche LLP

STOCKHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

IMPORTANT TELEPHONE NUMBERS
(800) 874-1092  Stockholder Services

(212) 682-7600  Outside the United States

(800) 622-4597  24-Hour Automated
                Telephone Access Service

================================================================================
BOARD OF DIRECTORS

JOHN R. GALVIN 2, 4
DIRECTOR, Raytheon Company
DEAN EMERITUS, Fletcher School of Law and Diplomacy at Tufts University

ALICE S. ILCHMAN 3, 4
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 3, 4
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center
DIRECTOR, Conoco Inc.

JOHN E. MEROW 2, 4
DIRECTOR, Commonwealth Industries, Inc.
TRUSTEE, The New York-Presbyterian Hospital
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm

BETSY S. MICHEL 2, 4
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD,
   J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3, 4
RETIRED PARTNER,
   Pitney, Hardin, Kipp & Szuch, Law Firm

LEROY C. RICHIE 2, 4
CHAIRMAN AND CEO, Q Standards Worldwide, Inc.

JAMES Q. RIORDAN 3, 4
DIRECTOR, KeySpan Corporation
TRUSTEE, Committee for Economic Development

ROBERT L. SHAFER 3, 4
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON 2, 4
DIRECTOR AND CONSULTANT,
   Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO 1
PRESIDENT, J.& W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
VICE CHAIRMAN, ICIMutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,
   Investment Company Institute

FRED E. BROWN
DIRECTOR EMERITUS


-------------
Member:  1 Executive Committee
         2 Audit Committee
         3 Director Nominating Committee
         4 Board Operations Committee

                      Seligman Select Municipal Fund, Inc.
                                   MANAGED BY
                                     [LOGO]
                             J.& W. SELIGMAN & CO.
                                  INCORPORATED
                        Investment Managers and Advisors
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017

                                www.seligman.com

                     PHOTO: COURTESY MICHIGAN TRAVEL BUREAU

                                                                    CESEL3b 6/01